UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8‑K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 20, 2017

Zayo Group Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001‑36690	26‑1398293
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1805 29th Street, Suite 2050, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381‑4683

(Registrant’s Telephone Number, Including Area Code)

Zayo Group, LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333‑169979	26‑2012549
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1805 29th Street, Suite 2050, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381‑4683

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8‑K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ◻ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ◻ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

     ◻ Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

     ◻ Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

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Item 1.01. Entry into a Material Definitive Agreement

On July 20, 2017, Zayo Group, LLC (the "Company"), a wholly owned subsidiary of Zayo Group Holdings, Inc. (“Holdings”), and Zayo Capital, Inc. entered into a Repricing Amendment No. 2 (the “Amendment”) to the Amended and Restated Credit Agreement dated as of May 6, 2015 (as amended, the "Credit Agreement").  Per the terms of the Amendment, the outstanding $1.1 billion of term loans under the 2017 Incremental Refinancing B‑2 Term Facility and the 2017 Incremental Acquisition Term Facility under the Credit Agreement, which trade together as the B‑2 tranche, was repriced at par and will bear interest at a rate of LIBOR plus 2.25 percent, with a minimum LIBOR rate of 1.00 percent, which represents a downward adjustment of 50 basis points.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8‑K and incorporated herein by reference.

Item 8.01. Other Items

The Company issued a press release on July 20, 2016 announcing the repricing of the $1.1 billion term loan tranche. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(a)Exhibits.

Exhibit No.	Description
10.1

Repricing Amendment No. 2 to Amended and Restated Credit Agreement, dated as of July 20, 2017, by and among Zayo Group, LLC, Zayo Capital, Inc., Morgan Stanley Senior Funding, Inc., as term facility administrative agent, SunTrust Bank, as revolving facility administrative agent, and the other lenders signatory thereto.

99.1	Press Release dated July 20, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group Holdings, Inc.

By:	/s/ Ken desGarennes
Name:	Ken desGarennes
Title:	Chief Financial Officer

DATED:  July 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group, LLC

By:	/s/ Ken desGarennes
Name:	Ken desGarennes
Title:	Chief Financial Officer

DATED:  July 21, 2017

EXHIBIT INDEX

Exhibit No.	Description
10.1

Repricing Amendment No. 2 to Amended and Restated Credit Agreement, dated as of July 20, 2017, by and among Zayo Group, LLC, Zayo Capital, Inc., Morgan Stanley Senior Funding, Inc., as term facility administrative agent, SunTrust Bank, as revolving facility administrative agent, and the other lenders signatory thereto.

99.1	Press Release dated July 20, 2017.